KBW Honor Roll & Fifth Annual Community Bank Investor Conference July 29, 2004 Presented by

Certain of the statements made herein are forward-looking statements for purposes of the Securities Act of 1933, as amended, and the Exchange Act of 1934. In addition, Fidelity Southern Corporation ("FSC"), through its senior management, may from time to time make forward-looking public statements concerning the matters described herein. Such forward-looking statements are necessarily estimates reflecting the best judgment of FSC's senior management based upon current information and involve a number of risks and uncertainties. Actual results could differ materially from the results expressed in the forward- looking statement. Certain factors, which could affect the accuracy of such forward-looking statements, are identified in the public filings made by FSC with the Securities and Exchange Commission, including the Company's annual report on form 10-K for the year ended December 31, 2003, and the Company's quarterly report on form 10-Q for the three months ended March 31, 2004. Forward-looking statements contained in this or other public statements of FSC or its senior management should be considered in light of those factors. FSC undertakes no obligation to revise these statements after the date of this presentation. Forward - Looking Disclaimer

Fidelity Southern Corporation Company Overview Franchise Value: Delivery System Strategic Focus The 2003 Repositioning Financial Performance 2004 Looking Ahead

Company Overview Headquartered Atlanta, GA Founded 1974 Listing NASDAQ Symbol LION Book Value $8.11* Market Capitalization $123 Million* Annual Cash Dividend $.20 * As of June 30, 2004

Company Overview Name Change May 2003 YTD Loan Growth 12.3% YTD Deposit Growth 12.2% YTD Asset Growth 7.4%

Franchise Value: Atlanta MSA Vibrant Growing City 2002 Population 4,262,584 2012 Estimated Population 5,046,150 Large Metro Areas for Entrepreneurs - #2 Home of 120,000 + Businesses 3.9 % Unemployment (as of May 2004) 44 Accredited Colleges and Universities Home of World's Busiest Airport Projected by Newsweek to be National Leader for New Jobs: 1998-2025 - 1.8 Mil

Franchise Value: Delivery System Serving metropolitan Atlanta with 19 full- service branches and one internet (cyber) branch www.lionbank.com Plus loan production offices in Jacksonville, Florida While we may not open any new branches this year, we are beginning the process of identifying locations for expansion.

Strategic Focus Reduced Risk Repositioned The Bank as a Community Bank Improved Asset Quality Resolved Regulatory Issues Became a Georgia State Bank - May 9, 2003 FDIC Became The Bank's Primary Federal Regulator 2002 2003

Strategic Focus Strong Core Bank Growth Improving Asset Quality Significant Earnings Growth 2004

Strengthened Production Teams Through Promotions and Hiring Commercial: New Manager & Lending Officers Construction: New Manager & Lending Officers Indirect: Added Seasoned Underwriters Mortgage: New Manager & Originators Branches: New Department Manager, Branch Managers The 2003 Repositioning

Fine Tuned Risk Management and Controls Kept Pace With Large Bank Technology Strengthened Capital Position Strengthened Sales Culture Advertising, Training, Sales Oriented Incentive Program The 2003 Repositioning

Financial Performance - Income 2001 2002 2003 6/1/2003 6/1/2004 Income 1603 3179 3753 2341 3104 Income from Continuing Operations ( in 000's) Income from Continuing Operations ( in 000's)

Financial Performance - Ratios Financial Performance - Ratios

Financial Performance - Net Interest Income 2001 2002 2003 6/1/2003 6/1/2004 Income 24341 30245 32880 16298 16885 Net Interest Income ( in 000's) Net Interest Income ( in 000's)

Commercial Real Estate - Construction Real Estate - Commercial Real Estate - Residential Consumer 6/1/2004 102544 136450 79667 122496 452571 Financial Review - Loan Portfolio Financial Review - Loan Portfolio

Commercial, Financial and Agricultural 2001 2002 2003 6/1/2004 Income 62728 73698 80649 102544 Period-End Balance ( in 000's) Financial Performance - Loan Growth Financial Performance - Loan Growth

Real Estate - Construction 2001 2002 2003 6/1/2004 Income 98051 111510 120179 136450 Period-End Balance ( in 000's) Financial Performance - Loan Growth Financial Performance - Loan Growth

Real Estate - Mortgage Residential 2001 2002 2003 6/1/2004 Income 113858 118110 105275 122496 Period-End Balance ( in 000's) Financial Performance - Loan Growth Financial Performance - Loan Growth

Real Estate - Mortgage Commercial 2001 2002 2003 6/1/2004 Income 65963 70928 76487 79667 Period-End Balance ( in 000's) Financial Performance - Loan Growth Financial Performance - Loan Growth

Consumer Installment 2001 2002 2003 6/1/2004 Income 316991 379668 413147 452572 Period-End Balance ( in 000's) Financial Performance - Loan Growth Financial Performance - Loan Growth

2001 2002 2003 6/1/2004 NonInterest bearing 112557 114035 111500 120921 DDA & MM 120095 157652 169357 257315 Savings 101172 105810 130992 114113 Brokered 19950 29960 50000 39960 Time 464307 498637 426130 463920 Financial Performance - Deposit Growth

Financial Performance Financial Performance

Financial Performance - NonInterest Income ( in 000's ) 2001 2002 2003 6/1/2003 6/1/2004 Income 20080 19450 13567 7644 7293 MSGraph.Chart.8 MSGraph.Chart.8 MSGraph.Chart.8

2001 2002 2003 6/1/2003 6/1/2004 Income 40255 38475 36602 18809 17129 Financial Performance - NonInterest Income ( in 000's ) ( in 000's ) ( in 000's ) ( in 000's )

Financial Performance - Capital 2001 2002 2003 6/1/2003 6/1/2004 Income 6.64 7.99 8.01 8.13 8.11 Book Value Per Share Book Value Per Share

Franchise Value Largest In-Town Atlanta Full-Service Community Bank Seasoned Management Team Strong Earnings Growth Potential

Franchise Value Strong Loan and Deposit Growth Excellent Liquidity Position Ethics-Based Corporation Golden Rule - For Employees, Customers and Shareholders Corporate Governance

Looking Ahead Will Work Our Strategic Plan Three-Year Goals - 15% ROE, 1% ROA Build Deposits Resume Branching Cross Sell Existing Customers Targeted Advertising Grow Earning Assets Manage Costs Anticipate Strong Earnings Growth in '04 and Beyond

KBW Honor Roll & Fifth Annual Community Bank Investor Conference "The Number One Community Bank With The Best Customer Service In Town" Service In Town" Service In Town" Service In Town" Service In Town"